PAGE 1

-----------------------------------------------------------------




                 SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549-1004


                            FORM 8-K


                          CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 31, 1997



                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)




                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)





-----------------------------------------------------------------

Item 5. Other Events

        The Registrant hereby incorporates by reference herein the information set forth in its News Release dated January 31, 1997, a copy of which is annexed hereto as exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

      (c) Exhibits.
            99. Mobil Corporation News Release dated January 31, 1997 which announced that the Board of Directors voted today to split Mobil's outstanding common stock two shares for one subject to Mobil stockholders approval. The Board also voted an increase in quarterly dividends on common stock.

                             PAGE 3
                            SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /S/ Gordon G. Garney
NAME AND TITLE  Gordon G. Garney, Senior Assistant Secretary

DATE            January 31, 1997

                                PAGE 4
                             EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------


 99.    Mobil Corporation,                   Electronic
        News Release dated
        January 31, 1997